SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          Date of Report: July 19, 2001


                                DYNAMIC I-T, INC.
               ---------------------------------------------------
             (Exact name of registrant as specified in its charter)


Colorado                        0-10065                    82-0379959
------------------              ----------------           ------------------
(State or other                 (Commission                (IRS Employer
jurisdiction of                 File Number)               Identification No.)
incorporation)

2504 11th Street, Santa Monica, CA                  90405
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(Address of principal executive offices)           (Postal Code)


Registrant's telephone number, including area code:   (310) 392-8179
                                                      --------------





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Item 1.     Changes in Control of Registrant

                None.

Item 2.     Acquisition or Disposition of Assets

                None.

Item 3.     Bankruptcy or Receivership

                None.

Item 4.     Changes in Registrant's Certifying Accountant

                None.

Item 5.     Other Events

                On June 14, 2001, the following officers resigned from their current positions:

                  Melvyn F. Quiller          -        Chief Executive Officer
                  Ahmed Abdulla Mannai       -        President
                  Raymond A. King            -        Chief Financial Officer
                  Patrick Doyle              -        Company Counsel
                  Brian J. O'Dell            -        Managing Director

                  As of July 1, 2001, the remaining officer, Spencer H. Young was appointed President of the company, by the remaining directors.

Item 6.     Resignation and Appointment of Directors

                None.

Item 7.     Financial Statements, Pro Forma Financials, & Exhibits

                Financial Statements:

                         None.

                Pro Forma Financial Statements:

                         None.



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                Exhibits:

                         None.




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  July 17, 2001                     DYNAMIC I-T, INC.



                                         By:   /s/ Spencer H. Young
                                             ------------------------------
                                             Spencer H. Young, President